UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 _______________

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                       JANUARY 16, 2004 (JANUARY 1, 2004)
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                              FNBG BANCSHARES, INC.
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               (Exact name of registrant as specified in charter)


GEORGIA                        to be assigned *                31-1830205
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(State or other               (Commission File             (I.R.S. Employer
jurisdiction of                    Number)                Identification No.)
incorporation)


2734 MEADOW CHURCH ROAD, DULUTH, GEORGIA                       30097
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  770-476-7777
                                                   -----------------------------



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



* This Report is filed by the Registrant as a successor issuer to First National Bank of Gwinnett, which previously filed reports with Office of the Comptroller of the Currency.

ITEM 1.       CHANGES IN CONTROL OF THE REGISTRANT.

     (a) First National Bank of Gwinnett (the "Bank") reorganized into a one-bank holding company structure, effective January 1, 2004. The Bank now is a wholly-owned subsidiary of FNBG Bancshares, Inc. (the "Registrant"). The reorganization occurred under the terms of an Agreement and Plan of Share Exchange between the Bank and the Registrant dated as of October 8, 2003 (the "Plan"). The Plan provided that each outstanding share of Bank common stock, except for shares held by shareholders who exercised their dissenters' rights, would be exchanged for one share of Registrant common stock. The common stock is deemed registered under Section 12g-3(a) of the Securities Exchange Act of 1934.

     As a result of the reorganization, the former shareholders of the Bank acquired control of the Registrant. The amount and source of the consideration were the 777,895 shares of Bank common stock outstanding and owned by the shareholders. The basis of the shareholders' control is their ownership of 100% of Registrant's outstanding common stock. The effective date of the reorganization was January 1, 2004. The shareholders who now control the Registrant assumed control of the Registrant from Terry C. Evans, who was its sole shareholder.

     (b) The Registrant does not know of any arrangement, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.


ITEM 2. ACQUISITION AND DISPOSITION OF ASSETS.

     (a) As a result of the reorganization, the Registrant acquired ownership of 100% of the Bank as of January 1, 2004. See Item 1 above.

     (b) The Registrant will use the Bank to conduct a general banking business.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     Financial Statements of Business Acquired.

     Financial statements of the Registrant required by this item are not included in this Current Report on Form 8-K. The required financial statements will be included in an amendment to this Current Report on Form 8-K filed on or before March 16, 2004.

     (b)     Pro Forma Financial Information.

     Pro forma financial information required to be furnished pursuant to
Article 11 of Regulation S-X is not included in this Current Report on Form 8-K. The required pro forma financial information will be included in an amendment to this Current Report on Form 8-K filed on or before March 16, 2004.

     (c)     Exhibits.

     (2). Agreement and Plan of Share Exchange, dated as of October 8, 2003, between the Bank and the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FNBG BANCSHARES, INC.


                              By:  /s/ Martha E. Brown
                                   ---------------------------------------
                                       Martha E. Brown
                                       Chief Financial Officer


                              Date:  January 16, 2004
                                     ----------------------





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